SUPPLEMENT TO THE PROSPECTUSES

OF

WELLS FARGO ADVANTAGE VT FUNDS

For the Wells Fargo Advantage VT Small Cap Growth Fund

(the “Fund” )

The following is added in the sections entitled "Principal Investment Strategies" contained in both the Fund Summaries and The Funds sections:

Effective April 1, 2014: We invest principally in equity securities of small-capitalization companies, which we define as securities of companies with market capitalization within the range of the Russell 2000® Index. The market capitalization range of the Russell 2000® Index was approximately $47.3 million to $4.25 billion, as of August 30, 2013, and is expected to change frequently.

November 20, 2013                                                                                                                                                   VT1113/P1411SP